Drew Industries Incorporated

(NYSE: DW)

EXHIBIT 99.1









A Leading National Supplier of a Wide Variety of Components for RVs and Manufactured Homes

DREW INDUSTRIES INCORPORATED

Forward-Looking Statements

- This presentation contains certain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 with respect to financial condition, results of operations, business strategies, operating efficiencies or synergies, competitive position, growth opportunities for existing products, plans and objectives of management, markets for the Company's Common Stock and other matters. Statements in this presentation that are not historical facts are "forward-looking statements" for the purpose of the safe harbor provided by Section 21E of the Securities Exchange Act of 1934 and Section 27A of the Securities Act of 1933.

- Forward-looking statements, including, without limitation, those relating to our future business prospects, net sales, expenses, income (loss), cash flow, and financial condition, whenever they occur in this presentation are necessarily estimates reflecting the best judgment of our senior management at the time such statements were made, and involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by forward-looking statements. The Company does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made. You should consider forward-looking statements, therefore, in light of various important factors, including those set forth in this presentation, and in our subsequent filings with the Securities and Exchange Commission.

- There are a number of factors, many of which are beyond the Company's control, which could cause actual results and events to differ materially from those described in the forward-looking statements. These factors include, in addition to other matters described in this presentation, pricing pressures due to domestic and foreign competition, costs and availability of raw materials (particularly steel and steel-based components, vinyl, aluminum, glass and ABS resin) and other components, availability of credit for financing the retail and wholesale purchase of manufactured homes and recreational vehicles ("RVs"), availability and costs of labor, inventory levels of retail dealers and manufacturers, levels of repossessed manufactured homes and RVs, changes in zoning regulations for manufactured homes, sales declines in the RV or manufactured housing industries, the financial condition of our customers, the financial condition of retail dealers of RVs and manufactured homes, retention and concentration of significant customers, interest rates, oil and gasoline prices, and the outcome of litigation. In addition, international, national and regional economic conditions and consumer confidence affect the retail sale of RVs and manufactured homes.

SECTION I

Overview

Drew's Products – Components for RVs and Manufactured Homes

$595 Million of Net Sales for the12 Months Ended March 31, 2011



MH Chassis and Chassis Parts: $26 million
Bath Products: $20 million
RV Furniture and Mattresses: $53 million
RV Chassis, Slide-outs and Other Chassis Parts: $273 million
Specialty Trailers: $5 million
Other Products: $4 million
Axles and Suspension Products: $41 million
RV Windows and Doors: $116 million
MH Windows and Doors: $57 million
46%
9%
3%
4%
1%
1%
7%
19%
10%

Drew's Segments – LTM 3/2011

Net Sales - $595 million



Segment Operating Profit - $57 million



Financial Performance


Sales and EBITDA(1) (in millions)
RV Segment sales
MH Segment sales
EBITDA
Sales
EBITDA
$750
500
250
0
$100
75
50
25
0
$255
$325
$353
$531
$669
$729
$669
$511
$398
$573
$595
$108
$171
$220
$348
$448
$509
$492
$368
$313
$477
$147
$154
$134
$183
$221
$220
$177
$143
$85
$96
$96
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
LTM 3/11

(1) *EBITDA is operating profit plus depreciation, amortization and goodwill impairment (see page 37).*

SECTION II

Industries

RV Market

TOWABLE RVS (90+% of Drew's RV Segment revenues)



Travel trailer



Fifth-wheel travel trailer



Travel trailer with expandable ends



Sport utility RV "Toy Hauler"



Folding camping trailer



Truck camper

- 90% of industry 2010 unit sales
- 69% of 2009 wholesale dollar sales, or $2.8 billion
- Retail cost $4,000 to $100,000 per unit. Average about $24,000

MOTORHOMES (4% of Drew's RV Segment revenues)



Type A Motorhome



Type B Motorhome



Type C Motorhome

- 10% of industry 2010 unit sales
- 31% of 2009 wholesale dollar sales, or $1.3 billion
- Retail cost $41,000 to $400,000+ per unit. Average about $131,000

How RVs Are Used

- More economical family vacations
  - Typical RV family vacation is less expensive



- Shift in U.S. culture toward more RV-related activities
  - College and NFL football games
  - NASCAR events
  - More active, shorter, "greener", & family oriented vacations



RVs - Industry Wholesale Shipments

Industry Units

90+% of Drew's RV product sales are for Travel Trailers and 5th Wheel RVs

Drew's Sales



(Units in thousands, Sales in millions)
Motorhomes
Other Towables
Travel Trailers & 5th Wheel
Drew RV Sales
500
400
300
200
100
0
$500
$400
$300
$200
$100
$0
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011 Proj. (1)
293
321
300
257
311
321
370
384
391
353
237
166
242
263
64
72
61
49
60
62
61
56
55
28
25
27
74
71
62
71
55
45
43
42
42
36
24
15
18
19
155
178
177
157
196
214
254
281
293
262
185
138
199
217
59
78
101
108
171
220
448
509
492
368
313
477
RV Share Held by TT & 5th Wheel
53%
55%
59%
61%
63%
67%
69%
73%
75%
74%
78%
83%
82%
83%

(1) Projection for 2011 is the latest published by the RVIA (February 2011).

Recent RV Industry Trends


Units
Travel Trailers and 5th Wheel RVs, Drew's primary RV market
All data includes both US and Canada.
Wholesale
Retail
300,000
275,000
250,000
225,000
200,000
175,000
150,000
125,000
100,000
75,000
50,000
25,000
0
185,100
226,387
138,300
164,254
199,200
186,010
54,200
34,552
49,300
31,128
2008
2009
2010
Q1 2011
Q1 2010

	2008	2009	2010	Q1 2011	Q1 2010
Dealer Inventory Change	(41,287)	(25,954)	13,190	19,648(1)	18,172

(1) Retail data is only available through February 2011. Q1 2011 retail activity estimated at 11% growth from Q1 2010.

Manufactured Housing (MH) Market

- Cost per sq. ft. is $41 for MH vs. $84 for site-built homes
- Average retail price of $63,100 for a 1,530 sq. ft. MH
- 9 million manufactured homes across the U.S.
- Improved quality, appearance and safety



- Studies have shown that MHs built since 1995 sustain no more damage in hurricanes than site-built homes
- Industry production was down 87% from 1998 to 2010.

MH – Industry Production



Industry Units
Drew's Sales
(Units in thousands, Dollars in millions)
Multi-Sections
Single-Section
Drew's MH Sales
400
350
300
250
200
150
100
50
0
$250
$225
$200
$175
$150
$125
$100
$75
$50
$25
$0
373
144
61%
229
$196
349
123
65%
226
$191
251
75
70%
176
$152
193
49
75 %
144
$147
168
37
78%
131
$154
131
27
80%
104
$134
131
34
74%
97
$185
147
52
64%
95
$221
117
33
72%
84
$220
96
31
68%
65
$177
82
30
63%
52
$142
50
19
63%
31
$85
50
20
59%
30
$96
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010

There are no industry forecasts for the manufactured housing industry.

MH: Favorable Factors

INDUSTRY:

- Demand
  - Demand for quality, affordable housing is likely to increase
  - Baby boomers retiring in increasing numbers
  - Dealer and manufacturer inventory levels are reasonable
- Availability of financing is still an issue

DREW:

- Drew remains profitable in MH Segment: 10.6% operating profit margin for the 12 months ended March 31, 2011
- Despite an estimated 14% decline in industry-wide shipments, net sales up 3% for the 3 months ended March 31, 2011 compared to the same period in 2010
- Increased focus on aftermarket driving sales growth – up 27% for the 12 months ended March 31, 2011
- Added entry doors as a new product line in late 2009

SECTION III

Strategy

Business Strategy

- **Maximize profitability and return on assets through**
  - **Strategic acquisitions**
  - **New product introductions**
  - **Market share growth**
  - **Operational efficiencies**
- **This strategy accomplished through**
  - Outstanding customer service
  - Motivating management through strong profit incentives
  - Low cost manufacturing:
    - Optimizing production efficiencies and implementing stringent cost controls
    - Facility consolidations and fixed cost reductions
  - Working capital management
  - R & D efforts
  - Disciplined and patient acquisition philosophy

Acquisition Criteria

- Drew is a **disciplined** and **patient** acquirer
- Gain market share or add products from other suppliers through asset acquisitions
- Complimentary to our core RV (including specialty trailers) and MH markets
- Seek products or technologies that we can expand through our nationwide customer base and factory network
- Become a more extensive supplier to our customers

New Product Introductions



Introduce RV slide-out mechanisms
Began Production of axles for towable RVs
Acquire Trail Air: Adding RV suspension products
Acquire Coach Step: Adding electric steps for motorhomes
Began production of entry doors for RVs
Began production of entry doors for MH
Acquire Schwintek: Adding wall-slide mechanism and motorhome leveling devices
Introduce RVLOCK remote locking product
Acquire Home-Style: Adding furniture for RVs in Northwest market
2001
2004
2005
2006
2007
2008
2009
2010
2011
Acquire Better Bath: Adding thermo-formed products
Acquire Zieman: Adding specialty trailers
Acquire Happijac: Adding patented bed lifts for RVs
Acquire Extreme Engineering: Expanding specialty trailer product line
Acquire Seating Technology: Adding furniture for RVs in Midwest market
Acquire QuickBite ™: Adding a new innovative coupler
Acquire Level-up ™: Adding leveling system for fifth-wheel RVs
Acquire Sellers: Adding chassis customization & suspension for motorhomes & transit buses

What Drew Has Done - Acquisitions and Growth

New Product	New Market Potential
2008 – RV Entry Doors	$ 25 million
2008/2011 – RV Furniture and Mattresses	$ 150 million
2009 – QuickBite™ Coupler	$ 3 - 5 million
2009 – Manufactured Housing ("MH") Entry Doors	$ 25 million
2009 – Focus on MH Replacement Windows	$ 15 - 25 million
2010 – Level-Up™ System for Fifth-Wheel RVs	$ 4 – 6 million
2010 – Wall Slides, Motorhome Leveling Components, and Pop-up Tent Camper Components	$ 30 million
2010 – Chassis Customization and Suspension Products for Motorhomes and Transit Buses and Remote Locking Product for Towable RVs	$ 20 million

Content Per New Towable RV

- 90+% of RV Segment sales are for Travel Trailers and Fifth-Wheel RVs
- 100% market share in existing products would yield $4,500 to $5,000 per Towable RV
- Growth in RV "features" drives content increases



2001-2010 average content increase = $166 per year
$670
$862
$1,012
$1,281
$1,374
$1,542
$1,716
$1,847
$2,010
$2,168
$2,210
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
LTM 3/11

	2001	2002	2003	2004	2005	2006	2007	2008	2009	2010	LTM 3/11
RV Segment operating profit margin	8.7%	10.0%	11.6%	9.7%	9.6%	8.3%	12.2%	6.7%	5.0%	9.3%	9.4%

At industry production levels for the last 12 months ended March 2011, each $100 increase in content adds approximately $20 million in sales for Drew.

See Page 9 for Industry Information

Content Per New Manufactured Home

- 100% market share in existing products would yield $3,600 to $4,000 per home
- Affordability of the homes constrains content growth



$663
$796
$871
$1,281
$1,330
$1,666
$1,450
$1,429
$1,333
$1,374
$1,405 (est.)
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
LTM 3/11

	2001	2002	2003	2004	2005	2006	2007	2008	2009	2010	LTM 3/11
Sections per home	1.77	1.81	1.83	1.78	1.68	1.76	1.71	1.65	1.65	1.61	1.60 (est.)
MH Segment operating profit margin	10.4%	10.7%	10.5%	10.4%	10.3%	8.7%	8.1%	7.2%	3.8%	10.0%	10.6%

See Page 12 for Industry Information

MH Segment Net Sales by Type


LTM 3/11 - $96 Million
$10 million
10%
$18 million
19%
$68 million
71%
OEM
Aftermarket
Other


LTM 3/10 - $88 Million
$7 million
7%
$14 million
16%
$67 million
77%
OEM
Aftermarket
Other

RV Segment Net Sales by Type



LTM 3/11 - $499 Million
$18 million
4%
$13 million
3%
$17 million
3%
$451 million
90%
Travel Trailer & Fifth-Wheel - OEM
Motorhome - OEM
Aftermarket
Other



LTM 3/10 - $385 Million
$14 million
3%
$10 million
3%
$16 million
4%
$345 million
90%
Travel Trailer & Fifth-Wheel - OEM
Motorhome - OEM
Aftermarket
Other

Compensation Plans

Aggregate 2010 Compensation of Key Executives



By Component
33%
53%
14%
Performance-Based
Stock Options
Salary & Other



Cash vs. Equity
31%
69%
Equity
Cash

SECTION IV

Operating Results

What Drew Has Done - Cost Reductions

- Consolidated more than 35 production facilities into other existing facilities since 2006, improving operating efficiencies.
- Cautiously added back $2 - $3 million of annualized fixed costs as demand improved.
- These facility consolidations, along with reductions in salaried staff, changes in insurance, IT improvements, along with other cost saving measures have saved us:

($ in millions)	
2006	$ 1
2007	$ 6
2008	$ 5
2009	$ 9
2010	$ 1
Total	**$ 22**

- Our compensation program incentivizes management based on bottom line results and return on investment.
- The majority of these cost savings are permanent.

Operating Results

Three Months Ended March 31,

($ in millions, except EPS)	2010	2011	Change
Net Sales	$ 146.2	$ 168.8	15%
Operating Profit	$ 12.3	$ 15.5	27%
% of Sales	8.4%	9.2%	
Net Income	$ 7.3	$ 9.4	28%
Diluted EPS	$ 0.33	$ 0.42	27%

Results By Segment

Three Months Ended March 31,

FINANCIAL PERFORMANCE

($ in millions)	2010	2011	Change
Net Sales:			
RV Segment	$ 124.4	$ 146.2	18%
MH Segment	$ 21.9	$ 22.6	3%
Operating Profit:			
RV Segment	$ 12.9	$ 15.3	19%
MH Segment	$ 1.6	$ 2.2	42%
Operating Profit as a Percentage of Net Sales:			
RV Segment	10.4%	10.5%	
MH Segment	7.2%	9.8%	

Net Sales Since 2007

Q1 2007 – Q1 2011 (*$ in millions*)	
Q1 2007	$ 172.9
Industry-wide shipments:	
Travel Trailer and Fifth-Wheel RVs – 22% decline	(24.5)
Motorhomes – 53% decline	(4.0)
Manufactured Housing – 55% decline	(18.3)
Sales growth (includes market share growth, new product introductions, acquisitions, as well as increased aftermarket sales)	42.7
Q1 2011	$ 168.8

What Drew Has Done - Strengthened Balance Sheet

($ in millions)	Debt	Cash and Investments	Net Cash
12/31/08	$ 9	$ 9	$ -
12/31/09	$ -	$ 65	$ 65
12/31/10	$ -	$ 44[1]	$ 44[1]
3/31/11	$ -	$ 37[2]	$ 37[2]

(1) The Company completed four acquisitions in 2010 which utilized $22 million in cash. In addition, on December 28, 2010, the Company paid a special dividend of $1.50 per share of the Company's Common Stock, or an aggregate of $33 million.

(2) The Company completed one acquistion in Q1 2011 which utilized $7 million in cash.

Balance Sheet

($ in millions)	12/31/08	12/31/09	12/31/10	3/31/11
Total Assets	$ 311	$ 288	$ 307	$ 343
Total Debt	$ 9	$ -	$ -	$ -
Cash & Investments	$ 9	$ 65	$ 44	$ 37
Stockholders' Equity	$ 259	$ 244	$ 243	$ 255
RATIOS				
Days Sales in A/R[1]	15 days	14 days	12 days	20 days
Inventory Turns[2]	4.1 turns	4.8 turns	6.5 turns	6.4 turns

(1) Days Sales in A/R is the most recent month's net sales divided by accounts receivable, net, at the end of the period.
(2) Inventory Turns is cost of goods sold for the last twelve months divided by average inventory for the last twelve months.

Cash Flow

Significant items since June 30, 2008	
Acquisitions (9)	$60 million
Debt reduction	$20 million
Special dividend	$33 million
Stock repurchases	$5 million
Total	$ 118 million

Financial Strength

FINANCIAL PERFORMANCE

	12/31/08	12/31/09	12/31/10	3/31/11
Return on Equity	6%[2]	2%[3]	11%	12%
Return on Assets	4%[2]	2%[3]	9%	9%
Total Debt to Equity	0.0	0.0	0.0	0.0
Total Debt to EBITDA[1]	0.2	0.0	0.0	0.0

(1) EBITDA is operating profit plus depreciation, amortization and goodwill impairment (see page 37).
(2) Excludes a goodwill impairment charge of $5.5 million ($3.4 million after tax).
(3) Excludes a goodwill impairment charge of $45.0 million ($29.4 million after tax).

The Future

- Increasing RV Content
- RV recovery from recession
- Demographic tailwind
- Exploring similar industries
- Affordable housing







Stock Price History

- Drew has 22 million shares outstanding and a market capitalization of approximately $530 million as of April 29, 2011



50
45
40
35
30
25
20
15
10
5
0
$3
$5
$8
$14
$18
$28
$26
$27
$44
$12
$6
$21
$23
$24
2000
2001
2002
2003
2004
2005
2006
2007
10/5/07
2008
3/9/09
2009
2010
4/29/11

(December 31, unless noted)

Analyst Coverage

Avondale Partners, LLC
Bret Jordan – (617) 314-0487

CJS Securities
Torin Eastburn – (914) 287-7600

Sidoti & Company, LLC
Scott Stember – (212) 453-7017

Thompson Research Group
Kathryn Thompson – (615) 891-6206

Thank you!

For more information contact:

Fredric M. Zinn
President and CEO
914-428-9098
fred@drewindustries.com

Joseph S. Giordano III
CFO & Treasurer
914-428-9098
joe@drewindustries.com

OR
VISIT OUR WEBSITE:
www.drewindustries.com

Reconciliation of Operating Profit to EBITDA and EBITDASO

FINANCIAL PERFORMANCE

($ in millions)`	2001	2002	2003	2004	2005	2006	2007	2008	2009	2010	LTM 3/31/11
Operating Profit (Loss)	$ 20.3	$ 29.2	$ 34.3	$ 44.0	$ 57.7	$ 55.3	$ 66.0	$ 19.9	$ (35.6)	$ 45.2	$ 48.7
Depreciation & Amortization	$ 8.4	$ 7.3	$ 7.8	$ 9.3	$ 12.0	$ 15.7	$ 17.6	$ 17.1	$ 18.5	$ 17.1	$ 18.0
Goodwill Impairment	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ 5.5	$ 45.0	$ -	$ -
EBITDA	$ 28.7	$ 36.5	$ 42.1	$ 53.3	$ 69.7	$ 71.0	$ 83.5	$ 42.5	$ 27.9	$ 62.5	$ 66.7
Stock-Based Compensation	$ -	$ 0.1	$ 0.4	$ 1.2	$ 1.5	$ 3.0	$ 2.5	$ 3.8	$ 3.6	$ 4.1	$ 5.4
EBITDASO	$ 28.7	$ 36.6	$ 42.5	$ 54.5	$ 71.2	$ 74.0	$ 86.0	$ 46.3	$ 31.5	$ 66.6	$ 72.1
Capital Expenditures	$ 8.2	$ 10.5	$ 5.1	$ 27.1	$ 26.1	$ 22.3	$ 8.8	$ 4.2	$ 3.1	$ 10.1	$ 12.1

Reconciliation of Segment Results to Consolidated

($ in millions)	12 Months Ended				
	2007	2008	2009	2010	3/31/11
Net Sales:					
RV Segment	$ 491.8	$368.1	$ 312.5	$ 477.2	$ 499.1
MH Segment	176.8	142.4	85.3	95.6	96.3
Total Net Sales	$ 668.6	$510.5	$ 397.8	$ 572.8	$ 595.4
Operating Profit:					
RV Segment	$ 60.1	$ 24.6	$ 15.7	$ 44.4	$ 46.8
MH Segment	14.2	10.3	3.2	9.6	10.2
Total Segment Operating Profit	74.3	34.9	18.9	54.0	57.0
Corporate	(7.8)	(7.4)	(6.5)	(8.0)	(8.2)
Goodwill Impairment	-	(5.5)	(45.0)	-	-
Other Non-Segment Items	(0.5)	(2.1)	(2.9)	(0.6)	(0.2)
Total Operating Profit	$ 66.0	$ 19.9	$ (35.6)	$ 45.4	$ 48.6